UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM	8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	November 10, 2022

KAMAN CORPORATION
(Exact name of registrant as specified in its charter)

Connecticut	001-35419	06-0613548
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1332 Blue Hills Avenue,	Bloomfield,	Connecticut	06002
(Address of principal executive offices)			(Zip Code)

(860)	243-7100
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($1 par value per share)	KAMN	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01. Entry into a Material Definitive Agreement.

On November 10, 2022, Kaman Corporation (the “Company”), the lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent, entered into an amendment (“Amendment No. 3”), to the Second Amended and Restated Credit and Guaranty Agreement (“Second Amended and Restated Credit Agreement”), dated as of December 13, 2019, by and among the Company, the subsidiary borrowers and lenders from time to time party thereto, and JPMorgan Chase Bank, N.A., as Administrative Agent and as Collateral Agent.

Pursuant to Amendment No. 3, the Second Amended and Restated Credit Agreement was amended to, among other things, amend certain definitions and other provisions (i) to replace the LIBOR-based benchmark rate for U.S. dollar denominated loans and other extensions of credit under the Credit Agreement with a secured overnight financing rate for specified interest periods plus a credit spread adjustment of 0.10% per annum for all interest periods (the “Adjusted Term SOFR”), and (ii) to make revisions to the benchmark replacement provisions in the event that an existing interest rate benchmark is discontinued or otherwise non-representative. As a result of Amendment No. 3, (i) the Company may not borrow or continue any loan bearing interest at a rate determined by reference to LIBOR, and (ii) the Company’s existing LIBOR loans shall remain outstanding as such in accordance with the provisions of the Second Amendment and Restated Credit Agreement prior to giving effect to Amendment No. 3 until the expiration of the interest period applicable thereto, at which time they may be converted to loans bearing interest by reference to Adjusted Term SOFR or the base rate.

The foregoing description of Amendment No. 3 is a summary and is qualified in its entirety by reference to the full text of Amendment No. 3, a copy of which is attached hereto as Exhibit 10.1, which is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(d)    Exhibits

The following exhibits are filed with this report:

Exhibit	Description
10.1	Amendment No. 3, dated as of November 10, 2022, by and among Kaman Corporation and JPMorgan Chase Bank, N.A., as Administrative Agent.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KAMAN CORPORATION

By:	/s/ James G. Coogan
James G. Coogan
Senior Vice President and Chief Financial Officer

Date: November 14, 2022